POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares S&P International Developed Low Volatility Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	Since Inception (01/13/12)
Return Before Taxes	15.92%	15.93%
Return After Taxes on Distributions	15.35%	15.37%
Return After Taxes on Distributions and Sale of Fund Shares	9.67%	12.42%
S&P BMI International Developed Low Volatility Index™ (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	16.66%	16.17%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	22.78%	20.28%

Please Retain This Supplement For Future Reference.

P-IDLV-SUMPRO-1 SUP-2 050814